UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 2006


                          Millenium Holding Group, Inc.
             (Exact name of registrant as specified in its chapter)


          Nevada                        000-28431               88-0109108
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


12 Winding Road, Henderson Nevada 89052                            89052
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code 702- 492-7721


                                       N/A
          (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant has been notified that effective January 11, 2006, De Joya Griffith & Company LLC, Certified Public Accountants, ("De Joya") resigned as its independent auditors for the fiscal year ended December 31, 2005 and on March 17, 2006 the Board of Directors of Millenium Holding Group, Inc. (the "Company") appointed Mendoza Berger & Company, LLP ("Mendoza") as De Joya's replacement. The decision to change auditors was approved by the Company's Board of Directors.

De Joya Griffith & Company LLC, Certified Public Accountants has issued no reports on the financial statement of the Company. For the period preceding the dismissal, there were no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

For the last fiscal year, Franklin Griffith & Associates, Certified Public Accountants' ("Franklin") reports on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. For the last fiscal year and any subsequent interim period preceding the dismissal, there were no disagreements with Franklin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Franklin would have caused Franklin to make reference to the matter in their reports.

The Company has provided a copy of this disclosure to Franklin and requested Franklin to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Franklin agrees with the statements made by the Company in this report, and, if not, stating the respects in which they do not agree. A copy of Franklin 's response is included as an exhibit to this Report.

During the Registrant's two most recent fiscal years and since then, the Registrant has not consulted Mendoza Berger & Company, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     16.1 Letter dated March 30, 2006 from Franklin regarding the statements made by the Company in this Current Report.

     16.2 Letter dated March 31, 2006 from De Joya regarding the statements made by the Company in this Current Report.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Millenium Holding Group, Inc.


March 31, 2006                     By: /s/ Richard L. Ham
                                      --------------------------------------
                                      Richard L. Ham, Director and President